CONSTELLATION FUNDS
(formerly Alpha Select Funds)

Supplement dated April 12, 2004
to the Prospectus dated January 31, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On January 26, 2004, the Board of Trustees of Alpha Select Funds (the “Trust”) approved a change in the name of the Trust to Constellation Funds, effective April 9, 2004. The Board of Trustees also approved a change in the name of the Trust’s Target Select Equity Fund (the “Fund”) to the Constellation Target Select Equity Fund.

Also, effective, March 22, 2004, Turner Investment Distributors, Inc. (“TID”), the distributor for the Fund, was acquired by Constellation Holdings LLC. As a result of this change of ownership, TID’s name has been changed to Constellation Investment Distribution Company (“CIDCO”). CIDCO will continue to serve as distributor to the Fund.

Accordingly, the two paragraphs under “Distribution of Fund Shares” on page 11 of the prospectus are hereby deleted and replaced with the following:

Constellation Investment Distribution Company (“CIDCO”), a registered broker-dealer that is owned and operated by Constellation Holdings LLC, serves as Distributor of the Fund. Class I Shares do not pay distribution or shareholder servicing fees.

CIDCO may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by CIDCO. Under any such program, CIDCO may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

     If you have any questions about this change, please don’t hesitate to call our Investor Services Team at 1-866-242-5742.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE